UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2004

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(212) 826-0100

Item 7.      Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are being furnished pursuant to Item 12:

99.1	Financial Security Assurance Holdings Ltd. press release dated August 4, 2004

99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the period ended June 30, 2004

99.3	FSA Quarterly Letter dated August 4, 2004 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.

Item 12.   Results of Operations and Financial Condition.

On August 4, 2004, Financial Security Assurance Holdings Ltd. (the “Company”) issued a press release announcing its second quarter 2004 results and posted the press release to its website, http://www.fsa.com.  A copy of the press release is furnished herewith as Exhibit 99.1.

The August 4, 2004 press release also announced that the Company was posting that date to its website its current Operating Supplement.  A copy of the Company’s Quarterly Operating Supplement for the period ended June 30, 2004 is furnished herewith as Exhibit 99.2.

On August 4, 2004, the Company also posted to its website a quarterly letter from its Chairman and Chief Executive Officer.  A copy of that document, entitled “FSA Quarterly Letter from Robert P. Cochran, Chairman and Chief Executive Officer”, is furnished herewith as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,

Date:	August 4, 2004	By:	/s/ Bruce Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Security Assurance Holdings Ltd. press release dated August 4, 2004

99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the period ended June 30, 2004

99.3	FSA Quarterly Letter dated August 4, 2004 from Robert P. Cochran, Chairman and Chief Executive Officer